                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               -----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                        event reported): August 13, 1999
                                         ---------------


                               HARRIS CORPORATION
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                       1-3863                 34-0276860
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
   of incorporation)                                         Identification No.)


         1025 West NASA Blvd., Melbourne, FL                        32919
------------------------------------------------------    ----------------------
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (407) 727-9100

                                    No Change
 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 1.           Not Applicable.

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                 On August 13, 1999, Harris Corporation ("Harris" or the "Company") completed the previously announced sale of substantially all of its semiconductor business. Harris sold its semiconductor business to Intersil Corporation and its affiliates. Intersil Corporation is a newly formed company owned by Sterling Holding Company, LLC, a Citicorp Venture Capital Ltd. investment portfolio company, along with certain management investors, and affiliates of Credit Suisse First Boston Corporation.

                 The Harris assets disposed of consisted primarily of land, buildings, equipment, inventory, receivables, technology and other assets related to the operation of the semiconductor business.

                 In addition to acquiring a 10 percent equity interest in Intersil for which Harris paid $9 million, Harris received cash of $520 million, a promissory note of $90 million and certain liabilities were assumed by Intersil. Harris has also retained certain receivables and rights in certain patents. Harris recorded an after-tax loss of $61.3 million in fiscal 1999 for the disposal of its entire semiconductor business including the portion sold to Intersil.

                 Harris intends to use the proceeds of the sale to reduce indebtedness and for other general corporate purposes.

                 The information which is set forth in the Company's News Release dated August 16, 1999, is incorporated herein by reference.

         The foregoing description of the terms of the transaction is qualified in its entirety by reference to the Amended and Restated Master Agreement dated as of June 2, 1999, a copy of which is attached as Exhibit 2.1.

Items 3-6.        Not Applicable.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (a)      Financial Statements.
                                    None.

                  (b)      Pro Forma Financial Information.

                           The following unaudited pro forma condensed
consolidated financial information presents pro forma financial information for the Company giving effect to the August 13, 1999 sale of its semiconductor business to Intersil. The unaudited pro forma condensed consolidated balance sheet as of April 2, 1999 is presented as if the transaction had occurred as of that date. The unaudited pro forma condensed consolidated income statement for the three quarters ended April 2, 1999 and the for the


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fiscal year ended July 3, 1998 are presented as if the disposition transaction had occurred at the beginning of the earliest period presented.

                           The pro forma condensed consolidated financial
statements should be read in conjunction with the unaudited condensed consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 2, 1999 and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K/A for the fiscal year ended July 3, 1998. The pro forma information may not necessarily be indicative of what the Company's results of operations or financial position would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of the Company's results of operations or financial position for any future period or date.

                           For fiscal 1999 results, the semiconductor business,
as well as the Company's Lanier subsidiary, will be classified as discontinued operations.

                                                         HARRIS CORPORATION
                                           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                            APRIL 2, 1999


(Dollars in millions)

                                                                            Historical        Adjustments       Pro Forma
                                                                            ----------        -----------       ---------
                                                                                                  (A)
ASSETS
CURRENT ASSETS
 Cash and cash equivalents                                                  $    116.1        $    511.0        $    627.1
 Marketable securities                                                            17.4              (5.0)             12.4
 Receivables-net                                                                 891.0             (99.6)            791.4
 Unbilled costs and accrued earnings on fixed price contracts                    202.9            --                 202.9
 Inventories                                                                     579.0            (156.3)            422.7
 Deferred income taxes                                                           195.8            --                 195.8
                                                                            ----------        ----------        ----------
   Total current assets                                                        2,002.2             250.1           2,252.3
OTHER ASSETS
 Plant and equipment                                                             962.9            (420.7)            542.2
 Intangibles resulting from acquisitions                                         276.9             (46.1)            230.8
 Other assets                                                                    618.3              42.2             660.5
                                                                            ----------        ----------        ----------
                                                                            $  3,860.3        $   (174.5)       $  3,685.8
                                                                            ==========        ==========        ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
 Short-term debt                                                            $    366.5            --            $    366.5
 Accounts payable                                                                197.8        $    (24.5)            173.3
 Compensation and benefits                                                       208.3             (21.0)            187.3
 Other accrued items                                                             245.8             (39.3)            206.5
 Unearned income and advance payments by customers                               187.5              (0.1)            187.4
 Income taxes                                                                     49.1             (12.0)             37.1
 Current portion of long-term debt                                                58.1              (0.2)             57.9
                                                                            ----------        ----------        ----------
     Total current liabilities                                                 1,313.1             (97.1)          1,216.0

OTHER LIABILITIES
 Deferred income taxes                                                           132.7             (24.8)            107.9
 Long-term debt                                                                  774.8              (3.9)            770.9

SHAREHOLDERS' EQUITY
 Preferred Stock                                                                --                --                --
 Common Stock                                                                     79.8            --                  79.8
 Other capital                                                                   271.2            --                 271.2
 Retained earnings                                                             1,340.8             (50.5)          1,290.3
 Unearned compensation                                                            (8.1)           --                  (8.1)
 Accumulated comprehensive loss                                                  (44.0)              1.8             (42.2)
                                                                            ----------        ----------        ----------
    Total Shareholders' Equity                                                 1,639.7             (48.7)          1,591.0
                                                                            ----------        ----------        ----------
                                                                            $  3,860.3        $   (174.5)       $  3,685.8
                                                                            ==========        ==========        ==========


                                                         HARRIS CORPORATION
                                           UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                                                            APRIL 2, 1999



(Dollars in millions except per share amounts)
                                                                  Historical            Adjustments            Pro Forma
                                                                  -----------           -----------           -----------
                                                                                            (A)
REVENUE
Revenue from product sales, rentals,
 and services                                                     $   2,757.4           $    (380.9)          $   2,376.5
Interest                                                                 39.8                --                      39.8
                                                                  -----------           -----------           -----------
                                                                      2,797.2                (380.9)              2,416.3

COSTS AND EXPENSES
Cost of product sales, rentals
 and services                                                         1,876.6                (246.0)              1,630.6
Engineering, selling and administrative
 expenses                                                               693.0                 (95.5)                597.5
Loss from sale of Semiconductor business                               --                      53.5                  53.5
Restructuring expenses                                                  (11.0)               --                     (11.0)
Special charge for litigation costs                                      20.6                --                      20.6
Interest                                                                 63.9                 (24.8)                 39.1
Other-net                                                               (31.6)                 14.4                 (17.2)
                                                                  -----------           -----------           -----------



Income before income taxes                                              185.7                 (82.5)                103.2
Income taxes                                                             63.1                  (9.7)                 53.4
                                                                  -----------           -----------           -----------
Net income (loss)                                                 $     122.6           $     (72.8)          $      49.8
                                                                  ===========           ===========           ===========

NET INCOME (LOSS) PER COMMON SHARE
Basic                                                             $      1.54           $     (0.92)          $      0.63
                                                                  ============          ===========           ===========
Diluted                                                           $      1.54           $     (0.91)          $      0.62
                                                                  ============          ===========           ===========

AVERAGE SHARES OUTSTANDING
Basic                                                                    79.5                  79.5                  79.5
                                                                  ===========           ===========           ===========
Diluted                                                                  79.8                  79.8                  79.8
                                                                  ===========           ===========           ===========





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



                                                         HARRIS CORPORATION
                                          UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                                               FOR THE FISCAL YEAR ENDED JULY 3, 1998




(Dollars in millions except per share amounts)
                                                              Historical            Adjustments            Pro Forma
                                                              -----------           -----------           -----------
                                                                                        (A)
REVENUE
Revenue from product sales, rentals,
 and services                                                 $   3,877.4           $    (565.4)          $   3,312.0
Interest                                                             48.9                --                      48.9
                                                              -----------           -----------           -----------
                                                                  3,926.3                (565.4)              3,360.9

COSTS AND EXPENSES
Cost of product sales, rentals
 and services                                                     2,616.2                (295.7)              2,320.5
Engineering, selling and administrative
 expenses                                                           979.3                (173.7)                805.6
Restructuring expenses                                               83.8                 (59.2)                 24.6
Interest                                                             73.2                 (29.0)                 44.2
Other-net                                                           (26.2)                 (1.5)                (27.7)
                                                              -----------           -----------           -----------



Income from continuing operations
 before income taxes                                                200.0                  (6.3)                193.7
Income taxes                                                         67.0                   3.0                  70.0
                                                              -----------           -----------           -----------
Net income (loss)                                             $     133.0           $      (9.3)          $     123.7
                                                              ===========           ===========           ===========

NET INCOME (LOSS) PER COMMON SHARE
Basic                                                         $      1.68           $     (0.12)          $      1.56
                                                              ===========           ===========           ===========
Diluted                                                       $      1.66           $     (0.12)          $      1.55
                                                              ===========           ===========           ===========

AVERAGE SHARES OUTSTANDING
Basic                                                                79.3                  79.3                  79.3
                                                              ===========           ===========           ===========
Diluted                                                              80.0                  80.0                  80.0
                                                              ===========           ===========           ===========




         NOTE TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

         (A) Reflects the disposition of the Company's semiconductor business for a total consideration of $610.0 million, which included cash of $520.0 million, a promissory note of $90.0 million and the assumption of certain liabilities. The adjustment reflects the Company's intention to sell this note for cash. The pro forma adjustments assume that the note has a fair value of $80.0 million. In connection with this transaction, the Company also retained a 10 percent equity interest in the Intersil Corporation, for which it paid $9.0 million. The pro forma adjustment to the condensed consolidated balance sheet as of April 2, 1999 includes the effect of the receipt of cash, recording of the note and equity investment at net realizable value and assignment of certain liabilities as agreed upon. Included in retained earnings is the resulting estimated loss to be recognized on the disposition, net of applicable income taxes as if the disposition transaction occurred on April 2, 1998. The actual loss on disposition when recorded in the fourth quarter of fiscal 1999 differed based on the actual carrying value of the net assets as of July 2, 1999 and determination of final divestiture costs. The estimated loss to be recognized on the disposition transaction has been excluded from the pro forma condensed consolidated statement of operations for the year ended July 3, 1998.

         Historically, the Company has allocated certain expenses for headquarter functions from central corporate cost centers. The pro forma adjustment reflects the removal of these allocated expenses from the Intersil business and the add back to the Company.

                  (c)      Exhibits.

                           The following documents are filed as an Exhibits to this Report:

                           2.1 Amended and Restated Master Agreement, dated as of June 2, 1999 among Harris Corporation, Intersil Holding Corporation and Intersil Corporation.

                           99. Press Release, dated August 16, 1999, announcing that Harris has completed the previously announced sale of its semiconductor business.

Items 8-9.        Not Applicable.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HARRIS CORPORATION


                                        By:      /s/ Bryan R. Roub
                                           ------------------------------------
                                        Name:    Bryan R. Roub
                                        Title:   Senior Vice President &
                                                 Chief Financial Officer



Date:      August 25, 1999







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                                  EXHIBIT INDEX



     Exhibit No.
     Under Reg.
    S-K, Item 601                            Description
--------------------        ---------------------------------------------------

The following documents are filed as an Exhibits to this Report:

              2.1 Amended and Restated Master Agreement, dated as of June 2, 1999 among Harris Corporation, Intersil Holding Corporation and Intersil Corporation.

              99. Press Release, dated August 16, 1999, announcing that Harris has completed the previously announced sale of its semiconductor business.